Index supplement to the prospectus dated April 17, 2026, the prospectus supplement dated April 17, 2026, the product supplement no. 3 - I dated April 17, 2026 and the underlying supplement no. 22 - I dated April 17, 2026 The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to April 30 , 2026 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Registration Statement Nos. 333 - 293684 and 333 - 293684 - 01 Dated May 11, 2026 Rule 424(b)(3) Hypothetical and Actual Historical Monthly and Annual Returns Backtested using proxies Backtested Actual Year Dec Nov Oct Sep Aug Jul Jun May Apr Mar Feb Jan 5.50% 1.92% - 0.50% 1.64% 0.51% 1.84% 0.77% 0.13% - 0.90% 2004 1.74% 0.69% 0.32% - 1.52% - 1.67% 1.85% - 1.66% 1.11% 1.70% 1.51% - 1.51% - 0.16% 1.18% 2005 4.47% - 1.14% 1.67% 0.83% 0.79% 1.16% 0.92% 0.07% - 0.46% 0.01% - 0.44% 0.53% 0.48% 2006 6.94% 0.01% 3.14% 0.85% 0.75% 1.03% 0.30% - 0.76% - 0.31% 0.70% - 0.63% 1.79% - 0.08% 2007 4.04% 3.24% 4.22% - 1.10% - 3.38% 0.56% - 0.30% - 0.87% - 0.51% - 1.01% 0.28% 0.73% 2.34% 2008 8.87% 0.01% 1.40% - 0.05% 1.82% 0.49% 2.13% 1.40% 2.08% 0.31% 1.06% - 0.72% - 1.34% 2009 7.11% - 0.59% - 1.62% - 0.31% 0.12% 3.41% 1.89% 2.78% - 1.63% 0.85% 0.85% 0.54% 0.74% 2010 11.43% 1.80% - 0.36% 0.53% 1.56% 2.28% 3.02% - 0.54% 0.40% 1.31% 0.25% 0.50% 0.18% 2011 6.44% 0.07% 0.52% 0.56% - 0.13% 0.13% 2.80% 0.88% 0.26% 1.38% - 1.12% 0.34% 0.60% 2012 - 2.37% - 0.12% - 0.01% 0.76% 0.64% - 0.48% 0.35% - 1.15% - 3.15% 1.07% 0.20% 0.40% - 0.83% 2013 10.83% 0.55% 1.27% 1.74% - 1.97% 2.50% - 0.38% 0.37% 1.99% 1.39% 0.47% 1.42% 1.07% 2014 - 0.91% - 0.43% - 0.10% - 0.03% 0.55% - 0.40% 0.24% - 1.81% - 0.60% - 0.61% 0.27% - 2.06% 4.20% 2015 5.42% 0.68% - 2.88% - 1.93% - 0.23% 0.32% 1.37% 3.85% - 0.07% 0.50% 0.77% 1.07% 2.00% 2016 4.71% 0.89% 0.08% 0.11% - 0.77% 1.31% 0.44% 0.15% 0.69% 0.61% 0.02% 0.60% 0.48% 2017 - 3.45% 0.95% 0.26% - 1.53% - 1.00% 0.61% - 0.03% 0.18% 0.30% - 0.25% 0.20% - 1.90% - 1.26% 2018 12.96% 0.34% 0.00% 0.26% - 1.13% 4.53% 0.46% 2.30% 2.59% 0.09% 1.86% - 0.17% 1.25% 2019 7.62% 1.13% 2.81% - 0.50% - 0.12% 0.02% 1.09% 0.30% 0.64% 1.53% - 2.95% 0.87% 2.67% 2020 0.04% 0.29% 0.21% 0.96% - 1.53% - 0.01% 0.84% 0.48% 0.45% 0.74% 0.09% - 1.27% - 1.17% 2021 - 9.72% - 0.34% 2.28% - 0.16% - 2.99% - 2.17% 2.40% - 2.36% 0.50% - 1.98% - 1.62% - 0.76% - 2.81% 2022 6.92% 2.59% 2.98% - 0.58% - 1.30% - 0.33% 0.67% 0.37% - 0.65% 0.50% 1.87% - 1.63% 2.34% 2023 3.36% - 1.86% 1.47% - 2.11% 1.28% 1.36% 1.97% 0.47% 1.73% - 1.52% 0.91% - 0.34% 0.06% 2024 5.98% - 0.42% 0.67% 0.26% 0.84% 1.41% 0.14% 0.99% - 0.26% 0.22% - 0.05% 1.29% 0.74% 2025 - 0.39% 0.56% - 2.44% 1.21% 0.32% 2026 Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . Historical performance measures for the J . P . Morgan Total Return SM Index (the “Index”) represent hypothetical backtested performance using alternative performance for some constituents of the Index (the “Basket Constituents”) from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to April 30 , 2026 . Please see the “Use of hypothetical backtested returns” and “Use of alternative performance” at the end of this presentation for additional information related to backtesting and the use of alternative performance . Except as noted above and in the sections entitled “Use of alternative performance” and “Use of hypothetical backtested returns” at the end of this document, the hypothetical monthly and annual returns set forth above were determined using the methodology currently used to calculate the Index . PAST PERFORMANCE AND BACKTESTED PERFORMANCE ARE NOT INDICATIVE OF FUTURE RESULTS . Hypothetical and Actual Historical Monthly Weights Backtested using proxies Backtested Actual Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — 10% — — 10% 20% — — 20% — 20% 20% Apr 26 — — — 10% — 20% 20% 20% — 20% 10% — Mar 26 10% — 15% 10% — 20% 20% 20% 5% — — — Feb 26 — — — 10% — 20% 20% 20% — 10% 20% — Jan 26 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 5% — 15% 10% — 15% 20% 20% — 15% — — Dec 25 10% — 15% 10% — 20% 20% 20% — 5% — — Nov 25 10% — 15% 10% 10% — 10% 20% 20% — — 5% Oct 25 MAY 2026 J.P. Morgan Total Return SM Index

MAY 2026 | J.P. Morgan Total Return SM Index The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to April 30 , 2026 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 5% — 20% 10% 20% — — 20% 20% — 5% — Sep 25 — — 20% 10% 10% — — 20% 20% — 20% — Aug 25 — — 15% 10% 20% — — 20% 15% — 20% — Jul 25 — 10% 15% — 20% — — 15% 20% — — 20% Jun 25 — — — — 20% 20% — — 20% — 20% 20% May 25 — 10% 15% — 20% 15% — — 20% — — 20% Apr 25 — 5% 20% 10% 20% — — 5% 20% — — 20% Mar 25 5% — 20% 10% 5% — — 20% 20% — — 20% Feb 25 — 5% 20% 10% — 5% — 20% 20% — — 20% Jan 25 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 5% — 20% 10% — 15% 15% 20% 15% — — — Dec 24 10% — 15% 10% 5% 15% 15% 20% 10% — — — Nov 24 5% — 20% — — 20% 15% 20% 15% — — 5% Oct 24 — — 20% 10% — 20% 5% 20% 20% — 5% — Sep 24 — 5% 20% 10% 20% 5% — 20% 20% — — — Aug 24 10% — 15% 10% 20% — — 20% 20% — — 5% Jul 24 10% — 15% 10% 20% — — 20% 20% — — 5% Jun 24 10% 10% 5% 10% — — 10% 20% 20% — — 15% May 24 10% — 15% 10% 5% — — 20% 20% — — 20% Apr 24 10% 5% 10% 10% 5% — — 20% 20% — — 20% Mar 24 10% 10% 5% 10% — — 5% 20% 20% — — 20% Feb 24 — 5% 20% 5% 5% 5% — 20% 20% — — 20% Jan 24 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — 10% 15% 10% — — 5% 20% 20% — — 20% Dec 23 — 10% 15% 10% 20% — — 5% 20% — — 20% Nov 23 — 10% 15% 10% 5% — — 20% 20% — — 20% Oct 23 — 5% 20% 10% 5% — — 20% 20% — — 20% Sep 23 — 10% 15% 10% 20% — — 5% 20% — — 20% Aug 23 — 10% 15% 10% — — 5% 20% 20% — — 20% Jul 23 — 10% 15% 10% — 5% — 20% 20% — — 20% Jun 23 10% 10% — — 5% — 10% 20% 20% — 5% 20% May 23 — 10% 10% 10% 10% — — 20% 20% — — 20% Apr 23 — 10% 10% — 15% 5% — 20% 20% — — 20% Mar 23 — 10% 5% — 10% 15% — 20% 20% — — 20% Feb 23 — 10% 5% — 20% 5% — 20% 20% — — 20% Jan 23 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — 10% 15% — — 15% — 20% 20% — — 20% Dec 22 — 10% 10% — 15% 20% — 5% 20% — — 20% Nov 22 — 10% — — 15% 20% — — 20% — 15% 20% Oct 22

MAY 2026 | J.P. Morgan Total Return SM Index The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to April 30 , 2026 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% 10% 5% — — 20% — 15% 20% — — 20% Sep 22 — 10% 10% — 20% 20% — — 20% — — 20% Aug 22 — 10% — — 20% 20% — 5% 20% — 5% 20% Jul 22 — 10% 15% — 20% 15% — — 20% — — 20% Jun 22 — 10% 15% — 20% 15% — — 20% — — 20% May 22 — 10% 15% — 20% 15% — — 20% — — 20% Apr 22 — 10% 15% — 20% 15% — — 20% — — 20% Mar 22 — 10% 15% — 20% 15% — — 20% — — 20% Feb 22 10% — 15% 5% 20% — 10% — — 20% — 20% Jan 22 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% — 15% — 20% — 10% — — 20% 5% 20% Dec 21 10% — 15% — 20% — 20% 10% 10% 15% — — Nov 21 10% — 15% — 20% — 20% 20% — 15% — — Oct 21 10% — 15% 10% 20% — 20% 15% — 10% — — Sep 21 10% — 15% 5% 20% — 20% 20% 10% — — — Aug 21 10% — 15% — 20% — — 15% 20% — — 20% Jul 21 10% — 15% — 20% 15% — — 20% — — 20% Jun 21 10% — 15% 10% 20% 5% — — 20% — — 20% May 21 10% — 15% 10% 20% 5% — — 20% — — 20% Apr 21 5% — 20% — 15% 20% — — 20% — — 20% Mar 21 10% — 15% 10% 20% 5% — 20% 20% — — — Feb 21 10% — 15% 10% 20% — 20% 20% 5% — — — Jan 21 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% — 15% 10% 20% — 20% 20% — 5% — — Dec 20 10% — 15% 10% 20% — 20% 20% 5% — — — Nov 20 10% 10% 5% 10% 15% — 5% 20% 20% — 5% — Oct 20 — — 5% — 20% 20% — 5% 10% — 20% 20% Sep 20 — — 5% — 20% 20% — — 15% — 20% 20% Aug 20 — — 5% — 20% 20% — — 15% — 20% 20% Jul 20 — — 5% — 20% 20% — — 15% — 20% 20% Jun 20 — — 5% — 15% 20% — — 20% — 20% 20% May 20 — — 5% — 20% 20% — — 15% — 20% 20% Apr 20 — 5% — — 15% 15% 20% 20% 10% 15% — — Mar 20 10% — 15% 10% — — 20% 20% 10% 15% — — Feb 20 10% — 15% 10% — — 20% 20% 10% 15% — — Jan 20 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% — 15% 5% — 5% 20% 20% 10% 15% — — Dec 19 10% — 10% 10% — 5% 20% 20% 5% 15% 5% — Nov 19 5% — 20% 5% — 5% 20% 20% 5% 20% — — Oct 19

MAY 2026 | J.P. Morgan Total Return SM Index The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to April 30 , 2026 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% — — 10% 5% — 20% 20% — 20% 15% — Sep 19 10% — — 10% — — 20% 20% — 20% 20% — Aug 19 5% — 20% 10% — — 20% 20% — 20% 5% — Jul 19 10% — — 10% — — 20% 20% — 20% 20% — Jun 19 — — 10% 10% — — 20% 20% — 20% 20% — May 19 — — — 10% — 10% 20% 20% — 20% 20% — Apr 19 — — 20% 10% — 20% — 20% 10% — 20% — Mar 19 — — — 10% — 20% — 20% 10% 20% 20% — Feb 19 — — — — — 20% — 20% 20% — 20% 20% Jan 19 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — 10% 10% — — 20% — — 20% — 20% 20% Dec 18 — 5% 20% — — — — 15% 20% — 20% 20% Nov 18 5% — 20% — 20% — — 20% 20% — — 15% Oct 18 10% — 15% — 20% 15% — — — 20% 20% — Sep 18 10% — 15% — 20% 15% — — 20% — — 20% Aug 18 10% 10% 5% — 20% 15% — — 20% — — 20% Jul 18 — 10% 15% — 20% 15% — — 20% — — 20% Jun 18 — 10% 15% — 20% 15% — — 20% — — 20% May 18 10% 10% 5% — 20% — — — 20% 15% — 20% Apr 18 — 10% 15% 10% 20% — — 5% 20% — — 20% Mar 18 — 5% 20% 10% 20% — 20% 5% 20% — — — Feb 18 — — 20% 10% 20% 10% 20% — — 20% — — Jan 18 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% — 15% 10% — 5% 20% 20% — 20% — — Dec 17 — — 20% 10% — 10% 20% 20% — 20% — — Nov 17 5% — 20% 10% — 5% 20% 20% — 20% — — Oct 17 10% — 15% 10% — — 20% 5% — 20% 20% — Sep 17 10% — 15% 10% — — 20% 20% — 20% 5% — Aug 17 10% — 15% 10% — — 20% 20% — 20% 5% — Jul 17 10% — 15% 10% — — 20% 10% — 20% 15% — Jun 17 5% — 20% 10% — — 10% 20% 20% — — 15% May 17 5% — 20% 10% 5% — — 20% 20% — — 20% Apr 17 — 5% 20% — 20% — — 15% 20% — — 20% Mar 17 — 5% 20% — 20% — — 15% 20% — — 20% Feb 17 — 5% 20% — — 15% — 20% 20% — — 20% Jan 17 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — 5% 20% 10% 5% — — 20% 20% — — 20% Dec 16 5% — 20% 10% 20% — 20% 20% — 5% — — Nov 16 5% — 20% 10% 5% — 20% 20% — 20% — — Oct 16

MAY 2026 | J.P. Morgan Total Return SM Index The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to April 30 , 2026 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 5% — 20% 10% 5% — 20% 20% — 20% — — Sep 16 5% — 20% 10% 20% — 20% 5% — 20% — — Aug 16 — — 20% 10% 10% — 20% — — 20% 20% — Jul 16 10% — 15% 10% 5% — 20% — — 20% 20% — Jun 16 5% — — 10% 20% — 20% 10% — 15% 20% — May 16 10% — — 10% 15% — 20% 15% — 20% 10% — Apr 16 10% — — 10% 20% 20% — — — 20% 20% — Mar 16 — — — — — 20% — 10% 20% 20% 20% 10% Feb 16 10% 10% — — — 20% — — 20% 20% 20% — Jan 16 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% — — 10% — 20% — 20% — 20% 20% — Dec 15 10% — — — — 20% — — 20% 15% 20% 15% Nov 15 — 10% — — — 20% — 10% 20% — 20% 20% Oct 15 10% — — — — 20% — — 20% 10% 20% 20% Sep 15 10% 10% 5% 10% — 20% — 5% 20% — — 20% Aug 15 5% — 20% 10% — 5% — 20% 20% — — 20% Jul 15 10% — 15% — — 20% — 20% — 15% 20% — Jun 15 10% — 15% 10% — 20% — — 5% 20% 20% — May 15 10% — 15% — — 20% — 15% — 20% 20% — Apr 15 10% — 15% — — 20% 15% 5% — 20% 15% — Mar 15 10% — 15% — — 10% 20% — — 20% 20% 5% Feb 15 10% 5% — — — 20% 20% — — 20% 20% 5% Jan 15 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% — — 10% — 20% 20% — — 20% 20% — Dec 14 10% — 5% 10% — 15% 20% — — 20% 20% — Nov 14 10% — — 10% — 20% 20% — — 20% 20% — Oct 14 10% — — 10% 20% 5% 20% — — 20% 15% — Sep 14 10% — 15% 10% 20% — 20% — — 20% 5% — Aug 14 10% — 15% 10% 20% — 20% — — 20% 5% — Jul 14 10% — 15% 10% 20% — 20% — — 20% 5% — Jun 14 10% — 15% 10% — 5% 20% 20% — 20% — — May 14 10% — 15% 10% — 5% 20% 20% — 20% — — Apr 14 5% — 20% 10% — — 20% 15% — 20% 10% — Mar 14 5% — 20% — — 20% 20% 20% — 15% — — Feb 14 — — 20% 10% — 20% 20% 20% 10% — — — Jan 14 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — — 20% — — 20% — 20% 20% — — 20% Dec 13 — 10% 15% — — 20% — 15% 20% — — 20% Nov 13 — 10% 15% — — 15% — 20% 20% — — 20% Oct 13

MAY 2026 | J.P. Morgan Total Return SM Index The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to April 30 , 2026 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — 10% 15% — — 15% — 20% 20% — — 20% Sep 13 — 5% 20% — — 15% — 20% 20% — — 20% Aug 13 10% 10% 5% — — 15% — 20% 20% — — 20% Jul 13 10% — 15% — — 15% — 20% 20% — — 20% Jun 13 5% — 20% 10% — — 20% 20% — 5% 20% — May 13 5% — 20% — — — — 20% 20% — 15% 20% Apr 13 5% — 20% 10% 20% — 5% 20% 20% — — — Mar 13 5% — 20% 10% 20% — — 20% 20% — — 5% Feb 13 5% — 20% 10% 20% — 20% 20% 5% — — — Jan 13 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 5% — 20% 10% 20% — 20% 20% — — 5% — Dec 12 10% — 15% 10% 5% — 20% 20% — 20% — — Nov 12 5% — 20% 10% 5% — 20% — — 20% 20% — Oct 12 5% — 20% 10% 5% — 20% 5% — 20% 15% — Sep 12 10% — 15% 10% — — 20% 5% — 20% 20% — Aug 12 10% — 15% 10% — — 20% 10% — 20% 15% — Jul 12 10% — 15% 5% 10% — 20% 20% — 20% — — Jun 12 10% — 15% 10% 5% — 20% 20% — — 20% — May 12 10% — 15% 10% 20% — 20% 20% 5% — — — Apr 12 5% — 20% 10% 20% — 20% 15% — 10% — — Mar 12 10% — 15% 10% — 20% — 10% 10% 20% 5% — Feb 12 — — 20% 5% — 20% — — 10% 20% 5% 20% Jan 12 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — 5% 15% — 10% 10% — — 20% 20% — 20% Dec 11 — — 20% 10% 5% — — — 20% 15% 20% 10% Nov 11 — — 10% 5% — 20% — — 15% 15% 20% 15% Oct 11 — — 5% 10% 15% 20% — — — 10% 20% 20% Sep 11 — — 5% 10% 20% — 20% 15% — 10% 20% — Aug 11 10% — — 10% 20% — 20% 10% — 10% 20% — Jul 11 5% — 20% — 20% 5% 20% 20% — 10% — — Jun 11 5% — 20% — 20% 20% — — 20% — — 15% May 11 5% — 20% — 15% 20% — — 20% — — 20% Apr 11 5% — 20% — 20% 15% — 20% 20% — — — Mar 11 5% — 20% — 20% — — 20% 20% — — 15% Feb 11 5% — 20% 10% 20% — 20% 20% 5% — — — Jan 11 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% — 15% 10% 20% — 20% 5% — — 20% — Dec 10 10% — 15% 10% 20% — — 20% — 5% 20% — Nov 10 10% — 15% 10% — 10% 5% 10% — 20% 20% — Oct 10

MAY 2026 | J.P. Morgan Total Return SM Index The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to April 30 , 2026 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% — 10% 10% 5% 5% 5% 15% — 20% 20% — Sep 10 10% — 15% 10% — — 15% 10% — 20% 20% — Aug 10 10% — — 10% — 20% 10% 10% — 20% 20% — Jul 10 10% — 15% 5% — — 20% 20% — 20% 10% — Jun 10 10% — 15% 10% 20% 5% 20% 20% — — — — May 10 10% — 15% 10% 5% 20% — 20% 20% — — — Apr 10 10% — 15% 10% 20% 5% 20% 20% — — — — Mar 10 5% — 20% 10% 20% 5% 20% 20% — — — — Feb 10 10% — 15% 10% 20% — 20% 20% 5% — — — Jan 10 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 5% — 20% 10% 20% — 20% 20% — — 5% — Dec 09 10% 5% 10% 10% 10% 5% 20% 20% 10% — — — Nov 09 10% 5% 10% 10% — 15% 15% 20% 15% — — — Oct 09 10% 10% — 10% — 20% 5% 20% 20% — — 5% Sep 09 5% 10% 5% 10% — 20% 5% 20% 20% — — 5% Aug 09 — 10% 5% 10% 15% 10% 10% 20% 20% — — — Jul 09 — 10% 10% 10% — 20% 10% 20% 20% — — — Jun 09 — 10% 5% 10% — 20% 20% 20% 5% — — 10% May 09 — 10% — 5% — 20% — 20% 5% — 20% 20% Apr 09 — 10% — — — 20% — 10% 20% 5% 15% 20% Mar 09 — 10% — — — 20% — 5% 20% 5% 20% 20% Feb 09 — 10% — 5% — 20% — — 20% 5% 20% 20% Jan 09 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — 10% — 5% — 20% — — 20% 5% 20% 20% Dec 08 — 10% — — — 20% — 5% 20% 10% 15% 20% Nov 08 — 10% — — — 20% — — 20% 20% 10% 20% Oct 08 — 10% 15% 10% 5% 20% — — 5% 20% 15% — Sep 08 — 10% 15% — 20% 15% — — 20% — — 20% Aug 08 — 10% — — 20% 10% — — 20% — 20% 20% Jul 08 10% — 15% — 20% 20% — — 20% — — 15% Jun 08 5% — — — 20% 20% — — 15% — 20% 20% May 08 — — — 10% 20% 20% — — 10% — 20% 20% Apr 08 — — — 10% 20% 10% — — 15% 5% 20% 20% Mar 08 — — — 10% 20% 10% — — 10% 10% 20% 20% Feb 08 — — — 10% 20% 15% — — 5% 15% 15% 20% Jan 08 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — — — 10% 20% 5% — — 20% 20% 20% 5% Dec 07 — — — — 20% 10% — — 20% 20% 20% 10% Nov 07 — — — — 20% 10% — — 20% 10% 20% 20% Oct 07

MAY 2026 | J.P. Morgan Total Return SM Index The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to April 30 , 2026 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — 10% — — 20% 10% — — 20% — 20% 20% Sep 07 — 10% — — 20% — — — 20% 10% 20% 20% Aug 07 10% 10% 5% — 20% — — 15% 20% — — 20% Jul 07 5% — 20% 10% — 20% — 5% 20% — — 20% Jun 07 5% — 20% 10% — 20% — 20% 20% — 5% — May 07 10% — 15% 10% — 20% 20% 20% 5% — — — Apr 07 5% — 20% 10% — — 20% 20% — 20% 5% — Mar 07 10% — 15% 10% — 20% 20% 20% — 5% — — Feb 07 10% — 15% 10% — 5% 20% — — 20% 20% — Jan 07 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 10% — — 10% — 20% 20% — — 20% 20% — Dec 06 10% — — 10% — 20% 20% — — 20% 20% — Nov 06 — — — 10% 20% — 20% 10% — 20% 20% — Oct 06 — 10% — 10% 20% 20% — 20% — — 20% — Sep 06 — 10% — 10% — 20% — 20% 20% — — 20% Aug 06 — 10% 15% — — 20% — 15% 20% — — 20% Jul 06 — 10% 15% 10% — 20% — 5% 20% — — 20% Jun 06 5% — 20% 10% — 20% — 5% 20% — — 20% May 06 10% — 15% 10% — 20% — 5% 20% — — 20% Apr 06 10% 10% 5% 10% — 20% — 5% 20% — — 20% Mar 06 10% 10% 5% 10% 20% 20% — — 5% — — 20% Feb 06 10% 10% 5% 10% 20% 5% — — 20% — — 20% Jan 06 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) — 10% 15% 10% — 20% — 5% 20% — — 20% Dec 05 — 5% 20% 10% — — — 20% 20% 5% — 20% Nov 05 10% — 5% 10% 20% — 15% — — 20% 20% — Oct 05 — 10% — 10% — 20% 20% — — 20% 20% — Sep 05 — 5% 20% 10% — 5% 20% — — 20% 20% — Aug 05 — 10% — 10% 5% 15% 20% — — 20% 20% — Jul 05 — 5% — 10% 5% 20% 20% — — 20% 20% — Jun 05 — 10% — 5% 20% 15% 20% — — 20% — 10% May 05 — 5% 20% 10% 20% 5% 20% — — 20% — — Apr 05 10% — 15% 10% 20% 5% 20% — — 20% — — Mar 05 10% — 15% 10% 20% 5% 20% — — 20% — — Feb 05 10% — 15% 10% 20% 5% 20% — — 20% — — Jan 05 Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 5% — 20% 10% 15% 10% 20% — — 20% — — Dec 04

MAY 2026 | J.P. Morgan Total Return SM Index The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to April 30 , 2026 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other Credit Other Gov’t or Agency Bonds Investment - Grade Credit U.S. Treasury Bonds Preferred Stock (PFF) Floating Rate (FLOT) High Yield Corporate (HYG) Emerging Markets (EMB) Inflation - Protected (TIP) Agency MBS (MBB) 10+ Year Credit (IGLB) Intermed. Credit (IGIB) 1 – 3 Year Credit (IGSB) 20+ Year Treasuries (TLT) 7 – 10 Year Treasuries (IEF) 1 – 3 Year Treasuries (SHY) 5% — 20% 10% 15% 15% 20% — — 15% — — Nov 04 — 5% 20% 5% 20% 15% 15% — — 20% — — Oct 04 — 5% 20% 10% 20% 20% — — 20% — — 5% Sep 04 — 5% 20% 10% 20% 20% — — 20% — — 5% Aug 04 — 10% 15% — 20% 20% — — 20% — — 15% Jul 04 — — 20% — 20% 20% — 20% 20% — — — Jun 04 5% — 20% — — 20% 20% 20% — 15% — — May 04 10% — 15% 10% 20% 10% 20% — — 15% — — Apr 04

MAY 2026 | J.P. Morgan Total Return SM Index Selected Risks Our affiliate, J.P. Morgan Securities LLC (“JPMS”), is the Index Sponsor and may adjust the Index in a way that atfects its level. The policies and judgments for which JPMS is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS is under no obligation to consider your interest as an investor with returns linked to the Index. The Index was established on July 13, 2017, and has a limited operating history. There are risks associated with a momentum - based investment strategy. If market conditions do not represent a continuation of prior observed trends, Index performance may be adversely impacted. The Index comprises notional assets and liabilities. There is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest. The Index may not be successful, may not outperform any alternative strategy and may not maintain volatility below its historical volatility threshold of 5%. The investment strategy used to construct the Index involves monthly rebalancing and weighting constraints that are applied to the Basket Constituents, which may adversely impact performance. Changes in the values of the Basket Constituents may otfset each other. There are risks associated with correlation between the Basket Constituents. If the performances of the Basket Constituents become highly correlated during periods of negative performance, Index performance may be adversely impacted. Each Basket Constituent composing the Index may be replaced by a substitute constituent upon the occurrence of certain extraordinary events. The Index should not be compared to any other index or strategy sponsored by any of our affiliates and cannot necessarily be considered a revised, enhanced or modified version of any other J.P. Morgan index. The securities of our parent company, JPMorgan Chase & Co., are held by several of the Basket Constituents. The performance of an ETF, particularly during periods of market volatility, may not correlate with the performance of its reference index. The Index is subject to significant risks associated with fixed - income securities (including interest rate - related risks and credit risk), high - yield fixed - income securities (including credit risk), floating rate notes, mortgage - backed securities, preferred stock, and non - U.S. securities markets, including emerging markets. Investments linked to the index may be subject to the credit risk ofJPMorgan Financial and JPMorgan Chase & Co. The risks identified above are not exhaustive. You should also review carefully the related “Risk Factors” section in the prospectus supplement and the relevant product supplement and underlying supplement and the “Selected Risk Considerations” in the relevant pricing supplement. Disclaimer Important Information The information contained in this document is for discussion purposes only . Any information relating to performance contained in these materials is illustrative and no assurance is given that any indicative returns, performance or results, whether historical or hypothetical, will be achieved . All information herein is subject to change without notice, however, J . P . Morgan undertakes no duty to update this information . In the event of any inconsistency between the information presented herein and any otfering document, the otfering document shall govern . Use of hypothetical backtested returns Any backtested historical performance and weighting information included herein is hypothetical . The constituents and proxy constituents may not have traded together in the manner shown in the hypothetical backtest of the Index included herein, and no representation is being made that the Index will achieve similar performance . There are frequently significant ditferences between hypothetical backtested performance and actual subsequent performance . The use of alternative “proxy” information may create additional ditferences between hypothetical backtested and actual performance and allocations . The results obtained from backtesting information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index . J . P . Morgan provides no assurance or guarantee that investments linked to the Index will operate or would have operated in the past in a manner consistent with these materials . The hypothetical historical levels presented herein have not been verified by an independent third party, and such hypothetical historical levels have inherent limitations . Alternative simulations, techniques, modeling or assumptions might produce significantly ditferent results and prove to be more appropriate . Actual results will vary, perhaps materially, from the hypothetical backtested returns and allocations presented in this document . HISTORICAL AND BACKTESTED PERFORMANCE AND ALLOCATIONS ARE NOT INDICATIVE OF FUTURE RESULTS . Use of alternative performance The information provided herein uses “backtesting” and considers other hypothetical circumstances to estimate how the Index may have performed and how Basket Constituents may have been allocated prior to the actual existence of the Index . Prior to 6 / 26 / 14 , the Index’s hypothetical backtested performance relies on, and its weights are applied to, alternative “proxy” performance for some of the Basket Constituents identified above . Additionally, alternative performance information for certain Basket Constituents may have been considered in determining hypothetical weight allocations for such Basket Constituents after this date . Prior to each such Basket Constituent’s launch and satisfaction of a minimum liquidity standard, the backtesting uses (i n lieu of actual performance) alternative performance derived from the reference index tracked by that Basket Constituent as of the Index’s live date, after deduction of hypothetical fund expenses (i n each case, as specified in the accompanying parenthetical) equal to that Basket Constituent’s expense ratio as of the Index’s live date, as follows : the Barclays U . S . 7 - 10 Year Treasury Bond Index was used as a proxy for IEF through 4 / 23 / 04 ( - 0 . 15 % p . a . ) ; the Barclays U . S . 20 + Year Treasury Bond Index was used as a proxy for TLT through 4 / 16 / 04 ( - 0 . 15 % p . a . ) ; the Bloomberg Barclays US 1 - 3 Year Credit Bond Index was used as a proxy for IGSB through 1 / 13 / 09 ( - 0 . 2 % p . a . ) ; the Bloomberg Barclays US Intermediate Credit Bond Index was used as a proxy for IGIB through 4 / 6 / 09 ( - 0 . 2 % p . a . ) ; the Bloomberg Barclays US Long Credit Bond Index was used as a proxy for IGLB through 6 / 25 / 14 ( - 0 . 2 % p . a . ) ; the Bloomberg Barclays US Mortgage Backed Securities (MBS) Index was used as a proxy for MBB through 9 / 11 / 08 ( - 0 . 29 % p . a . ) ; the Bloomberg Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series - L) was used as a proxy for TIP through 5 / 27 / 04 ( - 0 . 2 % p . a . ) ; the J . P . Morgan EMBISM Global Core Index was used as a proxy for EMB through 11 / 17 / 09 ( - 0 . 4 % p . a . ) ; the Markit iBoxx® USD Liquid High Yield Index was used as a proxy for HYG through 5 / 23 / 08 ( - 0 . 5 % p . a . ) ; the Bloomberg Barclays US Floating Rate Note < 5 Years Index was used as a proxy for FLOT through 1 / 15 / 13 ( - 0 . 2 % p . a . ) ; and the S&P U . S . Preferred Stock Index was used as a proxy for PFF through 10 / 20 / 08 ( - 0 . 47 % p . a . ) . Prior to the relevant date of last use of proxy specified above for a particular Basket Constituent, the hypothetical allocation to such Basket Constituent in the hypothetical and actual historical monthly weights tables above was actually made to the relevant proxy identified in the preceding paragraph . Investment suitability must be determined individually for each investor, and investments linked to the Index may not be suitable for all investors . This material is not a product of J . P . Morgan Research Departments . Copyright © 2026 JPMorgan Chase & Co . All rights reserved . For additional regulatory disclosures, please consult : www . jpmorgan . com/disclosures . Information contained on this website is not incorporated by reference in, and should not be considered part of, this document . This monthly update document replaces and supersedes all prior written materials of this type previously provided with respect to the Index .